EXHIBIT 10.1

FIRST JULY, 2002 AMENDMENT TO FINANCING AGREEMENT

This July, 2002 Amendment to Financing Agreement (“Amendment”) is made and entered into as of this 15th day of July, 2002 between Key Tronic Corporation (“Company”) and The CIT Group/Business Credit, Inc. (“CIT”) in reference to that certain Financing Agreement between Company and CIT dated August 22, 2001, as amended (hereinafter “Financing Agreement”). Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Financing Agreement.

A.  CIT has previously declared one or more Events of Default by virtue of the entry of a judgment in the amount of $16,500,000 in favor of F&G et. al. (“Judgment Lien”).

B.  Company has requested CIT to waive the Events of Default occurring as a result of the Judgment Lien and to otherwise permit certain payments as set forth below.

NOW, THEREFORE, the parties hereto do hereby agree as follows:

1.  Recitals A and B above are incorporated herein as though set forth in full.

2.  On the terms and subject to the conditions set forth in Section 3 hereof, CIT hereby waives the Events of Default resulting from the Judgment Lien as more particularly set forth in that certain letter from CIT to Company dated January 3, 2002 (“Specified Defaults”).

The foregoing waiver is a one-time waiver only of the Specified Defaults and not a continuing waiver and shall apply only to the matter and time period specifically set forth in this Amendment. Without limiting the generality of the foregoing, this waiver shall not apply to any future failure by Company to comply with those provisions referenced in the January 3, 2002 letter nor to any failure by Company to comply with any other provision of the Financing Agreement at any time.

3.  CIT’s waiver of the Specified Defaults set forth in Section 2 above is conditioned upon Company’s continuing compliance with each of the following:

(a)   the Judgment Lien being stayed pending appeal, such stay to prevent any enforcement of the Judgment Lien;

(b)   Company maintaining a Fixed Charge Coverage Ratio of not less than 1.0:1 at all times, measured at the end of each Fiscal Quarter and calculated as set forth in Exhibit “1” hereto.

If at any time Company is not in full compliance with the conditions in Sections 3(a) and 3(b) above, the waiver set forth in Section 2 shall be deemed to be terminated, of no further force or effect and the Specified Defaults shall be reinstated and shall constitute Events of Default.

4.  This Amendment is conditioned upon each of the following (except to the extent expressly waived by CIT in writing):

(a)  Each of the representations and warranties set forth in the Financing Agreement being true and correct as of the date hereof.

(b)  Other than the Specified Defaults, no new Default or Event of Default has occurred or is continuing.

5.  This Amendment may be signed in counterparts with the same affect as if the signatures to each counterpart were upon a single instrument.

6.  Except as modified by the terms herein, the Financing Agreement and the Loan Documents remain in full force and effect in accordance with their terms without offset, counterclaim or recoupment.

7.  This Amendment shall be governed by the laws of the State of California.

8.  Company agrees to pay, on demand, all reasonable attorneys’ fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys’ fees and costs in connection therewith.

COMPANY AND CIT HEREBY WAIVE ALL RIGHTS EITHER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS AMENDMENT.

KEY TRONIC CORPORATION

By	/S/ RONALD F. KLAWITTER

Its	Principal Financial Officer

THE CIT GROUP/BUSINESS CREDIT, INC.

By

Its

SECOND JULY, 2002 AMENDMENT TO FINANCING AGREEMENT

This Second July, 2002 Amendment to Financing Agreement (“Amendment”) is made and entered into as of this 15th day of July, 2002 between Key Tronic Corporation (“Company”) and The CIT Group/Business Credit, Inc. (“CIT”) in reference to that certain Financing Agreement between Company and CIT dated August 22, 2001, as amended (hereinafter “Financing Agreement”). Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Financing Agreement.

Company and CIT desire to amend the Financing Agreement as set forth below.

NOW, THEREFORE, the parties hereto do hereby agree as follows:

1.  The definition of “Letter of Credit Sub-Line” is hereby amended by deleting “$2,000,000” and substituting therefor “$5,000,000.” Of the $5,000,000 Letter of Credit Sub-Line, $3,000,000 of the facility may be used to secure bonds in connection with the stay of Judgment Lien, $1,500,000 of the Letter of Credit Sub-Line may be used to secure an incentive program for key employees and $250,000 of the Letter of Credit Sub-Line may be used to open Letters of Credit in favor of vendors.

2.  Without limiting the right of CIT to create Availability Reserves, the current reserve for real estate in the total sum of $1,705,628 shall be released.

3.  The Loans against Eligible Inventory are hereby terminated and any outstanding loans against Eligible Inventory are immediately due and payable.

4.  Section 1 of the Financing Agreement is hereby amended by adding the following definitions in alphabetical order:

“Term Loan shall mean the principal amount of $217,000 (“Term Loan”) made by CIT pursuant to and repayable in accordance with the provisions of this Financing Agreement.

Term Loan Promissory Note A shall mean the promissory note in the form of Exhibit A attached hereto executed by the Company to evidence the Term Loan made by CIT hereunder.”

5.  The Company hereby agrees to execute and deliver to CIT that Term Loan Promissory Note A to evidence the Term Loan to be extended by CIT. Upon receipt of such Term Loan Promissory Note A, CIT hereby agrees to extend to the Company the Term Loan.

6.  (a)  The principal amount of the Term Loan shall be payable to CIT by the Company in twenty-three substantially equal principal installments of $9,000.00 each and a final installment of all remaining unpaid principal and accrued but unpaid interest. The first installment shall be due on September 15, 2002 and the subsequent installments shall be due and payable on the fifteenth day of each month thereafter until paid in full.

(b)  In the event the Financing Statement or the Line of Credit is terminated by either CIT or the Company for any reason whatsoever, the Term Loan shall be due and payable on the effective date of such termination without further notice or demand.

(c)  The Term Loan shall bear interest as set forth in the Term Loan Promissory Note A and in Section 8 of the Financing Agreement.

7.  Section 8.1(a) of the Financing Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:

“Interest on the Revolving Loans and the Term Loan shall be payable monthly as of the end of each month, and shall bear interest at an amount per annum equal to the J.P. Morgan Chase Bank rate plus the Applicable Margin on the average of the net balances owing by the Company to CIT in the Revolving Loan Account and on the Term Loan at the close of each during such month.”

In all the respects, the provisions of Section 8.1(a) remains in full force and effect.

8.  Section 8 of the Financing Agreement is hereby further amended by adding Subsection (c) as follows:

“If at any time the sum of the outstanding Obligations exceeds the Line of Credit, the difference thereof shall be due and payable on demand.”

9.  The definition of Line of Credit is hereby amended by replacing that definition with the following:

“Line of Credit shall mean the aggregate commitment of CIT to (a) make Revolving Loans pursuant to Section 3 of this Financing Agreement, (b) assist the Company in opening Letters of Credit pursuant to Section 5 of this Financing Agreement and (c) to make the Term Loan, in an aggregate total amount not to exceed $25,000,000.”

10.  This Amendment is conditioned upon each of the following (except to the extent expressly waived by CIT in writing):

(a)  Each of the representations and warranties set forth in the Financing Agreement being true and correct as of the date hereof.

(b)  No new Default or Event of Default has occurred or is continuing.

11.  This Amendment may be signed in counterparts with the same affect as if the signatures to each counterpart were upon a single instrument.

12.  Except as modified by the terms herein, the Financing Agreement and the Loan Documents remain in full force and effect in accordance with their terms without offset, counterclaim or recoupment.

13.  This Amendment shall be governed by the laws of the State of California.

14.  Company agrees to pay, on demand, all reasonable attorneys’ fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys’ fees and costs in connection therewith.

COMPANY AND CIT HEREBY WAIVE ALL RIGHTS EITHER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE, DEFEND, INTERPRET OR OTHERWISE CONCERNING THIS AMENDMENT.

KEY TRONIC CORPORATION

By	/S/ RONALD F. KLAWITTER

Its	Principal Financial Officer

THE CIT GROUP/BUSINESS CREDIT, INC.

By

Its

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